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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction
of incorporation)

1-13045 (Commission File Number)	23-2588479 (IRS Employer Identification No.)
745 Atlantic Avenue Boston, Massachusetts 02111 (Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

EXHIBIT NO.	ITEM

1.1	Underwriting Agreement, dated December 4, 2003, by and between Iron Mountain Incorporated (the "Company"), certain of the Company's subsidiaries, and Bear, Stearns & Co. Inc. as representative of the underwriters names in Schedule I thereto.
99.1	Press release dated December 3, 2003.
99.2	Press release dated December 4, 2003.
99.3	Press release dated December 4, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant)
By:	/s/ JEAN A. BUA Name: Jean A. Bua Title: Vice President and Corporate Controller

Date: December 4, 2003

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SIGNATURES